SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 16, 1996



                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



    Pennsylvania                   0-10797              23-1882087
(State or other jurisdiction     (Commission          (IRS Employer
of incorporation)                  File No.)        Identification No.)



781 Third Avenue
King of Prussia, Pennsylvania                 19406-1409


       Registrant's telephone number including area code: (610) 878-7800


                                   Page 1 of 5
                            Exhibit Index on Page 4.

Item 5. Other Events


        On August 16, 1996, InterDigital Communications Corporation ("InterDigital") entered into an Agreement and Plan of Merger (the "Plan of Merger") with InterDigital Patents Corporation ("IPC"), an approximately 94%-owned subsidiary of InterDigital, and IP Acquisition Corporation ("MergerCo"), a wholly-owned subsidiary of InterDigital, providing for the merger of MergerCo with and into IPC (the "Merger") and the issuance of InterDigital common stock to the shareholders of IPC in exchange for their IPC common stock. Upon completion of the Merger, IPC will be a wholly-owned subsidiary of Interdigital.

        At the effective time of the Merger each outstanding share of IPC common stock, par value $.001 per share, other than shares of IPC common stock held by InterDigital, and other than shares of IPC common stock held by stockholders who perfect their appraisal rights under Delaware law, will be converted into that number of shares of InterDigital common stock equal to (i) $7.33 divided by
(ii) the average closing price per share of InterDigital common stock as reported by the American Stock Exchange for the 30 calendar days ending on the last trading day prior to the date the Registration Statement on Form S-4 relating to the Merger is declared effective by the Securities and Exchange Commission (the "Merger Consideration").

        The consummation of the Merger is conditioned on the approval of InterDigital as the majority stockholder of IPC and the sole stockholder of MergerCo and the satisfaction of certain conditions. A Registration Statement on Form S-4 to register the shares of InterDigital's common stock that will be issued as Merger Consideration has not yet been filed with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        (c) Exhibits

                                                                 Sequentially
                                                                 Numbered Page
                                                                 -------------
         A        Press Release dated                                  5
                  August 16, 1996

                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION



                                        By:  /s/ William A. Doyle
                                             ---------------------------------
                                             William A. Doyle
                                             President

Date:  August 16, 1995

                                  EXHIBIT INDEX

                                                                  Sequentially
                                                                  Numbered Page
                                                                  -------------
         A                 Press Release dated                          5
                           August 16, 1996